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                                                                   Exhibit 23.2

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No 333-76318 of OSI Systems, Inc. on Form S-3 of our report dated September 17, 2001, appearing in the Annual Report on Form 10-K of OSI Systems, Inc. for the year ended June 30, 2001.

                                          /s/ DELOITTE & TOUCHE LLP

Los Angeles, California
November 28, 2001

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